UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service) J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2019

Item 1:  Report to Shareholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2019

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the first quarter of 2019, the Fund gained 10.8% (in U.S. currency) compared to an increase of 12.2% for the MSCI All Country World Index (Net) (the "Index").

While the first quarter results trailed the Index, we continue to believe short-term performance is not the best way to judge investment results. As value investors, we seek to buy businesses at a discount to our estimates of intrinsic value. Stock prices can, and often do, decline after purchases. We also know that market sentiment toward an industry, or even a specific company, often shifts significantly from one year to the next. It typically takes several years for discounts to unwind. That is why we advocate evaluating the Fund's performance over longer periods, ideally over a market cycle.

Key Performers1

The market correction at the end of last year was followed by a strong rebound in the first quarter of 2019. The first quarter results across our portfolio were also strong, as all but six holdings generated positive absolute performance.

Among those with negative absolute performance, the biggest detractors in the quarter were EssilorLuxottica, Hypera and Magazine Luiza.

The largest detractor to performance this quarter was EssilorLuxottica. It was also our second-worst-performing holding, with a share price that fell 13.6% (in U.S. currency) in the period.2 Based in France, the company is a recent combination of the leading global manufacturer of optical lenses and the leading global manufacturer of frames and sunglass lenses. A public dispute between the leaders of each of the formerly separate businesses raised concerns about the company's ability to deliver the potential synergies outlined at the time of the merger announcement. We continue to believe EssilorLuxottica possesses a high-quality business model, has abundant financial strength and will favorably resolve its current management issues. In the meantime, we used the share price weakness to increase our position during the quarter.

Based in Brazil, Hypera is one of the country's leading pharmaceutical companies. Magazine Luiza, also based in Brazil, is a leading retailer that operates an e-commerce platform and physical stores. Both Hypera and Magazine Luiza were two of our best contributors in the fourth quarter of 2018, as sentiment in the Brazilian market improved following government elections. In the first quarter, Brazilian market prices weakened as investors became concerned about the pace of political reforms. Despite the shifting sentiment, in our view nothing fundamental has changed at either company. We remain shareholders of both, and will continue to manage the Fund's positions in line with the stocks' discounts to intrinsic value relative to the rest of the portfolio.

1  This section provides the top detractors and contributors to the Fund's performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by the Fund during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results. Please see end of Commentary for contribution percentages and weights.

2  Performance is based on the percentage of EssilorLuxottica's share price change from Dec. 31, 2018 to March 31, 2019 in U.S. currency. This share price change does not equate with the performance of the holding in the Fund's portfolio. As of March 31, 2019, EssilorLuxottica represented 2.5% of the Fund's total assets.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Capgemini, Sulzer and Stroeer were the top performance contributors for the quarter.

Here too, the portfolio experienced sharp reversals as Sulzer and Capgemini were our two largest detractors in the fourth quarter. Based in France, Capgemini is a leading global information technology consulting, outsourcing and professional services company. With a strong competitive position in Europe, the company is capitalizing on its clients' shift to digital business models. Based in Switzerland, Sulzer manufactures pumps and other machinery for energy, chemical and power generation customers. Stroeer, based in Germany, is a leading provider of out-of-home advertising solutions with around 300,000 sites across the country. The group also operates a large portfolio of German-language websites, and recently created a leading provider of direct marketing services through several acquisitions.

Portfolio Activity3

We made several new purchases in the first quarter, including Melrose and Heineken. Based in the UK, Melrose is a holding company of industrial businesses. Its long-tenured management team has demonstrated success at purchasing and restructuring portfolio companies over time. Based in the Netherlands, Heineken is the world's second-largest brewer.

Portfolio Profile

We owned 47 disclosed positions as of March 31, 2019. This is within the range of the number of businesses we would expect to own at any given time.

Most of the Fund's positions are in large-cap companies (with a weighted average capitalization of approximately $105 billion). However, we do not consider a company's size to be a relevant criterion from an investment perspective. Reflecting a median capitalization of approximately $20 billion, we are invested across a wide range of market capitalization sizes, including several businesses that are considered mega-caps.4

As of March 31, 2019, most of the Fund's assets were invested in companies domiciled in Europe (about 58%). The United States represented about 20%, with Asia-Pacific about 8%, and the balance in other regions and cash. Across all geographies, emerging market investments accounted for about 15% of the Fund's assets, including about 9% in Brazil. Where a company is domiciled is largely irrelevant to us, however, since many of our holdings are large companies that conduct business on a global scale. That means they often generate significant amounts of their cash flow outside their home countries, rendering traditional country classifications less useful.

3  The information provided in this section does not reflect all positions purchased, sold or recommended by FPA during the quarter. Portfolio composition will change due to ongoing management of the Fund. As of 3/31/19, the securities mentioned and corresponding position sizes were as follows: Melrose, 2.0% and Heineken, 2.1%. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, FPA, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the end of this Commentary for important disclosures.

4  Large-cap refers to companies with a market capitalization value of more than $10 billion. Mega-cap refers to the biggest companies in the investment universe, as measured by market capitalization. While there is no exact definition of the term, mega-cap generally refers to companies with a market cap exceeding $100 billion. Portfolio composition will change due to ongoing management of the Fund.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

We thank you, as always, for your confidence, and look forward to continuing to serve your interests as shareholders of the FPA Paramount Fund.

Respectfully submitted,

Gregory Herr	Pierre O. Py
Portfolio Manager	Portfolio Manager
March 31, 2019

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

March 31, 2019 (Unaudited)

Common Stocks		99.5%
Beverages	8.6%
Infrastructure Software	6.0%
Internet Media	5.4%
Professional Services	4.3%
Application Software	4.2%
Airlines	3.9%
Packaged Food	3.8%
Household Products	3.0%
Flow Control Equipment	2.8%
Information Technology Services	2.8%
Advertising & Marketing	2.8%
Specialty Apparel Stores	2.7%
Health Care Supplies	2.5%
Mass Merchants	2.5%
Banks	2.5%
Non Wood Building Materials	2.4%
Internet Based Services	2.4%
Health Care Services	2.3%
Other Specialty Retail — Discretionary	2.3%
Automotive Retailers	2.2%
Other Commercial Services	2.2%
Food Services	2.2%
Reinsurance	2.2%
Specialty Chemicals	2.2%
General Merchandise Stores	2.1%
Specialty Pharmaceuticals	2.0%
Investment Companies	2.0%
Security Services	2.0%
Building Maintenance Services	2.0%
Other Common Stocks	2.0%
Managed Health Care	1.9%
Basic & Diversified Chemicals	1.9%
Apparel, Footwear & Accessory Design	1.8%
Containers & Packaging	1.8%
Communications Equipment	1.8%
Oil & Gas Services & Equipment	0.0%
Short-term Investments		0.9%
Other Assets And Liabilities, Net		(0.4)%
Net Assets		100.0%

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2019
(Unaudited)

COMMON STOCKS	Shares	Fair Value
BEVERAGES — 8.6%
Ambev SA (Brazil)(a)	947,206	$4,071,533
Britvic plc (Britain)	228,434	2,835,016
Fomento Economico Mexicano SAB de CV (Mexico)	381,233	3,514,134
Heineken Holding NV (Netherlands)	33,204	3,331,636
		$13,752,319
INFRASTRUCTURE SOFTWARE — 6.0%
Microsoft Corp.	47,090	$5,553,795
Oracle Corp.	74,800	4,017,508
		$9,571,303
INTERNET MEDIA — 5.4%
Alphabet, Inc. (Class C)(a)	4,673	$5,482,878
Baidu, Inc. (ADR) (China)(a)	19,165	3,159,350
		$8,642,228
PROFESSIONAL SERVICES — 4.3%
Pagegroup plc (Britain)	682,854	$4,183,297
Randstad NV (Netherlands)	54,290	2,650,868
		$6,834,165
APPLICATION SOFTWARE — 4.2%
SAP SE (Germany)	29,840	$3,449,639
Tencent Holdings Ltd. (China)	70,250	3,230,642
		$6,680,281
AIRLINES — 3.9%
Ryanair Holdings plc (Ireland)(a)	474,565	$6,209,786
PACKAGED FOOD — 3.8%
Danone SA (France)	41,290	$3,179,369
Nestle SA (Switzerland)	30,470	2,905,327
		$6,084,696
HOUSEHOLD PRODUCTS — 3.0%
Henkel AG & Co. KGaA (Germany)	33,500	$3,187,621
L'Oreal SA (France)	6,155	1,657,488
		$4,845,109
FLOW CONTROL EQUIPMENT — 2.8%
Sulzer AG (Switzerland)	46,683	$4,555,995
INFORMATION TECHNOLOGY SERVICES — 2.8%
Capgemini SE (France)	37,160	$4,509,063
ADVERTISING & MARKETING — 2.8%
Stroeer SE & Co. KGaA (Germany)	76,840	$4,503,336

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
SPECIALTY APPAREL STORES — 2.7%
Industria de Diseno Textil SA (Spain)	148,330	$4,361,115
HEALTH CARE SUPPLIES — 2.5%
EssilorLuxottica SA (France)	36,606	$3,998,834
MASS MERCHANTS — 2.5%
Dollar General Corp.	33,405	$3,985,216
BANKS — 2.5%
AIB Group plc (Ireland)	875,100	$3,937,977
NON WOOD BUILDING MATERIALS — 2.4%
Cie de Saint-Gobain (France)	107,480	$3,897,114
INTERNET BASED SERVICES — 2.4%
Booking Holdings, Inc.(a)	2,200	$3,838,802
HEALTH CARE SERVICES — 2.3%
Laboratory Corp. of America Holdings(a)	24,600	$3,763,308
OTHER SPECIALTY RETAIL — DISCRETIONARY — 2.3%
GrandVision NV (Netherlands)	169,464	$3,671,452
AUTOMOTIVE RETAILERS — 2.2%
O'Reilly Automotive, Inc.(a)	9,300	$3,611,190
OTHER COMMERCIAL SERVICES — 2.2%
ALS, Ltd. (Australia)	590,254	$3,189,726
Edenred (France)	8,800	400,757
		$3,590,483
FOOD SERVICES — 2.2%
Sodexo SA (France)	32,540	$3,583,284
REINSURANCE — 2.2%
RenaissanceRe Holdings Ltd. (Bermuda)	24,410	$3,502,835
SPECIALTY CHEMICALS — 2.2%
IMCD NV (Netherlands)	45,339	$3,459,209

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
GENERAL MERCHANDISE STORES — 2.1%
Magazine Luiza SA (Brazil)	74,877	$3,305,577
SPECIALTY PHARMACEUTICALS — 2.0%
Hypera SA (Brazil)(a)	497,632	$3,291,831
INVESTMENT COMPANIES — 2.0%
Melrose Industries plc (Britain)	1,354,180	$3,234,515
SECURITY SERVICES — 2.0%
Prosegur Cia de Seguridad SA (Spain)	592,113	$3,209,419
BUILDING MAINTENANCE SERVICES — 2.0%
ISS A/S (Denmark)	104,836	$3,192,958
MANAGED HEALTH CARE — 1.9%
Notre Dame Intermedica Participacoes SA (Brazil)	373,105	$3,125,607
BASIC & DIVERSIFIED CHEMICALS — 1.9%
Air Liquide SA (France)	23,840	$3,033,912
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.8%
Adidas AG (Germany)	12,085	$2,939,330
CONTAINERS & PACKAGING — 1.8%
Brambles, Ltd. (Australia)	342,030	$2,859,335
COMMUNICATIONS EQUIPMENT — 1.8%
Cisco Systems, Inc.	38,450	$2,075,915
Samsung Electronics Co. Ltd. (South Korea)	19,626	774,107
		$2,850,022
OIL & GAS SERVICES & EQUIPMENT — 0.0%
ShawCor, Ltd. (Canada)	900	$13,476
OTHER COMMON STOCKS — 2.0%(b)		$3,152,229
TOTAL COMMON STOCKS — 99.5% (Cost $151,282,170)		$159,597,311
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $151,282,170)		$159,597,311

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2019
(Unaudited)

SHORT-TERM INVESTMENTS — 0.9%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.50% 4/1/2019 (Dated 03/29/2019, repurchase price of $1,416,059, collateralized by $1,435,000 principal amount U.S. Treasury Notes — 2.375% 2022, fair value $1,444,363)	$1,416,000	$1,416,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,416,000)		$1,416,000
TOTAL INVESTMENTS — 100.4% (Cost $152,698,170)		$161,013,311
Other Assets and Liabilities, net — (0.4)%		(628,543)
NET ASSETS — 100.0%		$160,384,768

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019

(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $151,282,170)	$159,597,311
Short-term investments — repurchase agreements	1,416,000
Cash	914
Foreign currencies at value (identified cost $553)	556
Receivable for:
Investment securities sold	5,223,125
Dividends and interest	1,043,728
Capital Stock sold	4,876
Total assets	167,286,510
LIABILITIES
Payable for:
Investment securities purchased	6,634,677
Advisory fees	114,630
Capital Stock repurchased	5,002
Accrued expenses and other liabilities	140,417
Unrealized depreciation on foreign currency contracts	7,016
Total liabilities	6,901,742
NET ASSETS	$160,384,768
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; outstanding 8,000,613 shares	$80,006
Additional Paid-in Capital	148,597,063
Distributable earnings	11,707,699
NET ASSETS	$160,384,768
NET ASSET VALUE
Offering and redemption price per share	$20.05

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2019

(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $118,401)	$1,159,151
Interest	1,517
Total investment income	1,160,668
EXPENSES
Advisory fees	808,866
Legal fees	59,628
Director fees and expenses	56,946
Custodian fees	46,183
Transfer agent fees and expenses	34,885
Reports to shareholders	34,766
Audit and tax services fees	24,465
Filing fees	18,999
Administrative services fees	4,521
Other professional fees	4,085
Other	30,559
Total expenses	1,123,903
Reimbursement from Adviser	(87,804)
Net expenses	1,036,099
Net investment income	124,569
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	5,410,475
Foreign currency transactions	(29,988)
Net change in unrealized appreciation (depreciation) of:
Investments	(11,111,378)
Translation of foreign currency denominated amounts	(20,773)
Net realized and unrealized loss	(5,751,664)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,627,095)

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$124,569	$934,410
Net realized gain	5,380,487	18,643,452
Net change in unrealized appreciation (depreciation)	(11,132,151)	(4,797,077)
Net increase (decrease) in net assets resulting from operations	(5,627,095)	14,780,785
Distributions to shareholders	(16,820,381)	(629,503)
Capital Stock transactions:
Proceeds from Capital Stock sold	2,472,441	8,814,817
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	9,866,566	380,337
Cost of Capital Stock repurchased	(9,800,104)	(17,183,644)
Net increase (decrease) from Capital Stock transactions	2,538,903	(7,988,490)
Total change in net assets	(19,908,573)	6,162,792
NET ASSETS
Beginning of period	180,293,341	174,130,549
End of period	$160,384,768	$180,293,341
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	129,951	392,202
Shares issued to shareholders upon reinvestment of dividends and distributions	543,911	17,271
Shares of Capital Stock repurchased	(492,190)	(764,402)
Change in Capital Stock outstanding	181,672	(354,929)

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2019	Year Ended September 30,
	(Unaudited)	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of period	$23.06	$21.30	$17.36	$15.42	$17.47	$25.68
Income from investment operations:
Net investment income*	0.02	0.12	0.08	0.18	0.08	0.16
Net realized and unrealized gain (loss) on investment securities	(0.83)	1.72	4.04	1.84	(1.35)	(0.01)
Total from investment operations	(0.81)	1.84	4.12	2.02	(1.27)	0.15
Less distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.18)	(0.08)	(0.25)	—
Distributions from net realized capital gains	(2.08)	—	—	—	(0.53)	(8.36)
Total distributions	(2.20)	(0.08)	(0.18)	(0.08)	(0.78)	(8.36)
Redemption fees	—	—	— **	— **	— **	— **
Net asset value at end of period	$20.05	$23.06	$21.30	$17.36	$15.42	$17.47
Total investment return***	(2.56)%	8.65%	23.92%	13.19%	(7.63)%	(0.55)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$160,385	$180,293	$174,131	$149,050	$153,633	$303,928
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.40%†	1.35%	1.44%	1.43%	1.32%	1.22%
After reimbursement from Adviser	1.29%†	1.29%	1.29%	1.29%	1.30%	1.06%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.05%†	0.46%	0.27%	0.99%	0.46%	0.76%
After reimbursement from Adviser	0.16%†	0.52%	0.41%	1.13%	0.48%	0.92%
Portfolio turnover rate	52%†	79%	72%	52%	38%	113%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2019
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $41,964,309 for the period ended March 31, 2019. The proceeds and cost of securities sold resulting in net realized gains of

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

$5,410,475 aggregated $53,039,388 and $47,628,913 respectively, for the period ended March 31, 2019. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2019, was $152,089,556 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2019, for federal income tax purposes was $19,666,397 and $12,158,642, respectively resulting in net unrealized appreciation of $7,507,755. As of and during the period ended March 31, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2020.

For the period ended March 31, 2019, the Fund paid aggregate fees and expenses of $56,946 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Beverages	$7,585,667	$6,166,652	—	$13,752,319
Infrastructure Software	9,571,303	—	—	9,571,303
Internet Media	8,642,228	—	—	8,642,228
Professional Services	—	6,834,165	—	6,834,165
Application Software	—	6,680,281	—	6,680,281
Airlines	6,209,786	—	—	6,209,786
Packaged Food	—	6,084,696	—	6,084,696
Household Products	—	4,845,109	—	4,845,109
Flow Control Equipment	—	4,555,995	—	4,555,995
Information Technology Services	—	4,509,063	—	4,509,063
Advertising & Marketing	—	4,503,336	—	4,503,336
Specialty Apparel Stores	—	4,361,115	—	4,361,115
Health Care Supplies	—	3,998,834	—	3,998,834
Mass Merchants	3,985,216	—	—	3,985,216
Banks	—	3,937,977	—	3,937,977
Non Wood Building Materials	—	3,897,114	—	3,897,114
Internet Based Services	3,838,802	—	—	3,838,802
Health Care Services	3,763,308	—	—	3,763,308

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Other Specialty Retail — Discretionary	—	$3,671,452	—	$3,671,452
Automotive Retailers	$3,611,190	—	—	3,611,190
Other Commercial Services	—	3,590,483	—	3,590,483
Food Services	—	3,583,284	—	3,583,284
Reinsurance	3,502,835	—	—	3,502,835
Specialty Chemicals	—	3,459,209	—	3,459,209
General Merchandise Stores	3,305,577	—	—	3,305,577
Specialty Pharmaceuticals	3,291,831	—	—	3,291,831
Investment Companies	—	3,234,515	—	3,234,515
Security Services	—	3,209,419	—	3,209,419
Building Maintenance Services	—	3,192,958	—	3,192,958
Managed Health Care	3,125,607	—	—	3,125,607
Basic & Diversified Chemicals	—	3,033,912	—	3,033,912
Apparel, Footwear & Accessory Design	—	2,939,330	—	2,939,330
Containers & Packaging	—	2,859,335	—	2,859,335
Communications Equipment	2,075,915	774,107	—	2,850,022
Oil & Gas Services & Equipment	13,476	—	—	13,476
Other Common Stocks	—	3,152,229	—	3,152,229
Short-Term Investment	—	1,416,000	—	1,416,000
	$62,522,741	$98,490,570	—	$161,013,311

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $78,755,514 out of Level 1 into Level 2 during the period ended March 31, 2019. The transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2019, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

NOTE 7 — Line of Credit

The Fund, along with FPA International Value Fund (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA International Value Fund pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended March 31, 2019, the Fund had no borrowings under the agreement.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2019, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$1,416,000	$(1,416,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $1,444,363 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2018	$1,000.00	$1,000.00
Ending Account Value March 31, 2019	$974.40	$1,018.50
Expenses Paid During Period*	$6.35	$6.49

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2019 (182/365 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA (since July 2018). Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2012	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory A. Herr, 1972	Vice President and Portfolio Manager	2015

Managing Director of FPA (since August 2013), Vice President of the Fund (since February 2015) and Co-Portfolio Manager of the Fund (since 2011). Vice President and Portfolio Manager of FPA Perennial Fund, Inc. from August 2013 to August 2015 and of Source Capital, Inc. from August 2013 to August 2015. Vice President of FPA from April 2007 to August 2013.

Pierre O. Py, 1976	Vice President and Portfolio Manager	2015

Managing Director of FPA (since January 2013), Vice President of the Fund (since February 2015) and Co-Portfolio Manager of the Fund (since 2011). Portfolio Manager (since December 2011) of FPA International Value Fund. President and Chief Investment Officer from November 2013 to February 2015 of FPA International Value Fund. Vice President of FPA from September 2011 to December 2012; senior international investment analyst at Harris Associates from October 2005 to December 2010.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA PARAMOUNT FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPRAX
CUSIP: 302546106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA PARAMOUNT FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov. The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 5, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 5, 2019